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FOR IMMEDIATE RELEASE
HENRY SCHEIN REPORTS SOLID SECOND-QUARTER 2023 FINANCIAL RESULTS AND AFFIRMS

FULL-YEAR GUIDANCE

●
Achieved internal sales growth of 3.3%

in local currencies, excluding sales of PPE products and COVID-19 test kits, driven by strength in the North American

dental businesses
●
Second-quarter financial results with GAAP diluted EPS of $1.06,

and non-GAAP diluted EPS of $1.31,
reflecting solid core business growth offset by continued lower contributions from PPE products and COVID-
19 test kit sales
●
Affirms 2023 non-GAAP diluted EPS guidance of $5.18 to $5.35

MELVILLE, N.Y.,

August 7, 2023 –
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, today reported financial results for the second quarter ended July 1,
2023.
“Today we are reporting solid results for the second quarter driven by our North America dental businesses with strong equipment and steady general merchandise sales,

and continuing strength in sales of our technology and value-added services, implants, biomaterials and endodontic products.

Demand for dental services and customer confidence continue to improve, as evidenced by the ongoing investments our customers are making in their practices,” said Stanley M. Bergman,
Chairman of the Board and Chief Executive Officer of Henry Schein. “Our outlook reflects overall confidence in our
business and in the markets we serve.”

Mr. Bergman continued, “Our financial results and guidance demonstrate the continued advancement of our 2022-
2024 BOLD+1 Strategic Plan. We
are successfully executing the key initiatives, including expanding our specialty products
and value-added services portfolios, optimizing our distribution businesses,

leveraging key customer relationships and
driving digital transformation.

Year

to date,

we have committed over $1 billion to acquisitions that accelerate the
implementation of our strategic plan, adding high-growth, high-margin products and services to our offering. With this clear
focus, we believe we are well-positioned to further enhance Henry Schein’s leadership in the markets that we serve and to
deliver long-term sustainable shareholder value.”

Second-Quarter Financial Results
●
Total

net sales

for the quarter were $3.1 billion, an increase of 2.3% compared with the second quarter of 2022. The
2.3% increase included a 0.2%

decrease in local currencies excluding acquisitions,

2.9% growth from acquisitions,

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and a 0.4% decrease related to foreign currency exchange
1
. Sales of PPE products and COVID-19 test kits in the
quarter were $163 million, a decrease of $96 million versus the prior-year period. When excluding sales of PPE
products and COVID-19 test kits, second-quarter internal sales growth in local currencies was 3.3% compared with
the prior-year period.
● GAAP net income

for the quarter was $140 million, or $1.06 per diluted share, compared with second-quarter 2022
GAAP net income of $160 million, or $1.16 per diluted share.
● Non-GAAP net income for the quarter was $173 million, or $1.31 per diluted share, compared with second-quarter
2022 non-GAAP net income of $179 million, or $1.30 per diluted share
2,4

and excludes restructuring expenses of $18
million, or $0.10 per diluted share, and amortization expense of acquired intangible assets of $34 million, or $0.15
per diluted share.
●
Second-quarter 2023 GAAP and non-GAAP diluted EPS was impacted by a decreased contribution from
lower PPE and COVID-19 test kit sales estimated to be $0.08 per diluted share relative to the prior-year
period.
● The Company’s accelerated progress in implementing the 2022-2024 BOLD+1 Strategic Plan, including increased capital deployment for acquisitions,

has

affected quarterly financial results more than in previous
years. The second quarter 2023 GAAP and non-GAAP diluted EPS included high acquisition activity that
resulted in high acquisition expenses, which were offset by acquisition-related fair value adjustments,
including a related remeasurement gain resulting from the purchase of a controlling interest of a previously
held equity investment,

as illustrated in Exhibit C
3
.
● Global Dental sales were $2.0 billion

for the quarter, an increase of 5.6%

compared with the prior-year period,
driven by the North America dental businesses, reflecting increasing patient traffic,

and dental practitioners’
continued investment in technology and equipment. Internally generated sales increased 2.0% in local currencies and
acquisitions contributed 4.2% growth. This growth was offset by a 0.6%

decrease related to foreign currency
exchange
1
. The 2.0% internal sales increase in local currencies reflects a 2.1% increase in North America and 1.8%
growth internationally.
● Global Dental consumable merchandise internal sales increased by 0.7% in local currencies. Excluding
sales of PPE products, internal sales growth increased 2.8% in local currencies.

● Global Dental equipment internal sales increased

by 6.4% in local currencies,

with continued strong
growth in traditional equipment sales and digital equipment sales returning to growth.
● Global Medical sales were $1.0 billion

for the quarter, a decrease of 4.6% compared with the prior-year period.
Internally generated sales decreased 5.3% in local currencies,

acquisitions contributed 0.8% growth, and foreign
1
See Exhibit A for details of sales growth.
2

See Exhibit B for a reconciliation of GAAP net income and diluted

EPS to non-GAAP net income and diluted EPS.
3
See Exhibit C for details of acquisition expense and acquisition-related adjustments.
4

Reference to diluted EPS refers to diluted EPS attributable to Henry

Schein, Inc.

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currency exchange resulted in a decrease of 0.1%
1
. Internal sales increased 2.0% in local currencies when excluding sales of PPE products and COVID-19 test kits and were impacted by lower flu cases versus the prior year which
resulted in lower point-of-care diagnostic test and related product sales.

●
Global Technology and Value

-Added Services sales
were $193 million

for the quarter, an increase of 6.7%
compared with the prior-year period,

driven by the strength of Henry Schein One.

This included 5.5% internal sales
growth in local currencies and 1.5% growth from acquisitions,

offset by a 0.3% decrease related to foreign currency
exchange
1
. Growth continued to be driven by Dentrix Ascend and Dentally cloud-based solutions,

and by revenue
cycle management solutions driven by a higher volume of e-claims.
Year

-to-Date Financial Results
●
Total

net sales

for the first half of 2023

were $6.2 billion, a decrease of 0.8% compared with the first half of 2022.
The 0.8% decrease included a 2.0% internal decrease in local currencies,

2.2% growth from acquisitions, and a 1.0%
decrease related to foreign currency exchange. First-half internal sales growth in local currencies excluding sales of
PPE and COVID-19 related products was 4.8% compared with the prior year.
● GAAP net income

for the first half of 2023 was $261 million, or $1.97 per diluted share, compared with first half
2022 GAAP net income of $341 million, or $2.46 per diluted share.
● Non-GAAP net income
for the first half of 2023 was $334 million, or $2.52 per diluted share, compared with first
half 2022 non-GAAP net income of $380 million, or $2.74 per diluted share
2,4
.

●
Year

-to-date 2023 GAAP and non-GAAP diluted EPS included high acquisition expenses, which were offset
by acquisition-related fair value adjustments, including a related remeasurement gain resulting from the
purchase of a controlling interest of a previously held equity investment,

as illustrated in Exhibit C
3
.
Capital Deployment
To accelerate the implementation of its 2022-2024 BOLD+1 Strategic Plan, the Company invested $250 million in business acquisitions in the second quarter of this year, and has committed over $1 billion in capital to announced acquisitions year to date.

Also, during the second quarter of 2023 the Company repurchased approximately 638,000 shares of its common
stock at an average price of $78.36 per share,

for a total of $50 million. The impact of the repurchase of

shares on second-
quarter diluted EPS was immaterial. At quarter-end, Henry Schein had approximately $365 million authorized and available
for future stock repurchases.
In July 2023,

the Company closed on a new $750 million credit facility and amended its existing $1 billion revolving
credit facility, providing $1.8 billion of available borrowing capacity for working capital and general corporate purposes, including, but not limited to, capital expenditures, the repurchase of the Company’s capital stock and permitted refinancing of
existing debt, as well as for funding potential acquisitions.

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2023 Financial Guidance
Guidance for 2023 is for current continuing operations as well as announced acquisitions and does not include the
impact of future share repurchases, potential future acquisitions, restructuring and integration expenses,

and amortization
expense of acquired

intangible assets.

This guidance also assumes that foreign currency exchange

rates remain generally
consistent with current levels and that end markets remain consistent with current market conditions.

●
2023 sales growth is expected to be approximately 1% to 3% over 2022,

unchanged from prior guidance.
●
2023 sales of PPE products are now expected to decrease about 25%

to 30%, versus prior guidance of a decrease
of approximately 20% to 25%.
●
2023 sales of COVID-19 test kits are now expected to decrease by approximately

70% to 80%, versus prior
guidance of a decrease of approximately 65% to 70%.
●
2023 non-GAAP operating margin is expected to be 10 to 15 basis points below 2022 non-GAAP operating margin
of 8.2%, largely a result of lower PPE products and COVID-19 test kit sales and profits. 2023 guidance reflects high
single-digit to low double-digit growth in non-GAAP operating income over 2022 when excluding the contribution
from PPE products and COVID-19 test kits.
●
2023 non-GAAP diluted EPS
3
:
●
Remains unchanged at $5.18 to $5.35, which is -4% to -1% compared with

2022 non-GAAP diluted EPS of
$5.38, and includes the previously announced $0.05 to $0.10 dilution from 2023 acquisitions,

which is consistent
with our prior guidance, and has been updated to include second quarter results and the impact of all acquisitions
that have been announced so far this year. The net impact of acquisition expenses and acquisition-related fair value adjustments,

including a related remeasurement gain resulting from the purchase of a controlling interest of
a previously held equity investment, is expected to be insignificant for 2023, and has

also been included in this
guidance.
●
The impact on 2023 non-GAAP diluted EPS from lower contributions to earnings from sales of PPE products
and COVID-19 test kits is estimated to be $0.35 to $0.40, unchanged from prior guidance.
●
The Company expects

year-over-year growth in diluted EPS to be higher in the fourth quarter than in the third quarter.

Adjustments to 2023 GAAP Diluted EPS
The Company is providing guidance for 2023 diluted EPS on a non-GAAP basis, as noted
above.

The Company is
not providing a reconciliation of its 2023 non-GAAP guidance to its projected 2023 diluted EPS prepared on a GAAP basis.
This is because the Company is unable to provide without unreasonable effort an estimate of integration and restructuring
costs related to an ongoing initiative to drive operating efficiencies, including the corresponding tax effect that will be

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included in the Company’s 2023 diluted EPS prepared on a GAAP basis. The inability to provide this reconciliation is due to
the uncertainty and inherent difficulty of predicting the occurrence, magnitude,

financial impact and timing of related costs.
Management does not believe these items are representative of the Company’s underlying business performance.

For
the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be
material to future results.

Second-Quarter 2023 Conference Call Webcast
The Company will hold a conference call to discuss second-quarter 2023 financial results today, beginning at 10:00
a.m. Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting
www.henryschein.com/IRwebcasts.

In addition, a replay will be available beginning shortly

after the call has ended for a
period of one week.

The Company will be posting slides that provide a summary of its second-quarter

2023 financial results on its
website at https://www.henryschein.com/us-en/Corporate/investor-presentations.aspx
About Henry Schein, Inc.
Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of
people and technology. With more than 23,000 Team

Schein Members worldwide, the Company's network of trusted
advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational
success and clinical outcomes. Our Business, Clinical, Technology, and Supply Chain solutions help office-based dental and medical practitioners work more efficiently so they can provide quality care more effectively. These solutions also support
dental laboratories, government and institutional health care clinics, as well as other alternate care sites.
Henry Schein operates through a centralized and automated distribution network, with a selection of more than
300,000 branded products and Henry Schein corporate brand products in our distribution centers.
A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville,
N.Y.,

and has operations or affiliates in 33 countries and territories. The Company's sales reached

$12.6 billion in 2022, and
have grown at a compound annual rate of approximately 12.1 percent since Henry

Schein became a public company in 1995.
For more information, visit Henry Schein at www.henryschein.com, Facebook.com/HenrySchein,
Instagram.com/HenrySchein,

and Twitter.com/HenrySchein

.

Cautionary Note Regarding Forward-Looking Statements and Use

of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities

Litigation Reform Act of 1995, we provide
the following cautionary remarks regarding important factors that,

among others, could cause future results to differ
materially from the forward-looking statements, expectations and assumptions expressed or implied herein. All forward-
looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance.

These
forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual
results, performance and achievements or industry results to be materially different from any future results, performance or
achievements expressed or implied by such forward-looking statements. These statements include EPS guidance and are
generally identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,”
“project,” “anticipate,” “to be,” “to make” or other comparable terms. A fuller discussion of our operations, financial

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condition and status of litigation matters, including factors that may affect our business and future prospects, is contained in
documents we have filed with the United States Securities and Exchange Commission,

or SEC, including our Annual Report
on Form 10-K, and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in
detail important risk factors that could cause our actual performance to differ materially from current expectations. Forward
looking statements include the overall impact of the Novel Coronavirus Disease

2019 (COVID-19) on the Company, its
results of operations, liquidity and financial condition (including any estimates of the impact on these items), the rate and
consistency with which dental and other practices resume or maintain normal operations in the United States and
internationally, expectations regarding personal protective equipment (“PPE”) products and COVID-19 related product sales and inventory levels, whether additional resurgences or variants of the virus will adversely impact the resumption of normal
operations, whether supply chain disruptions will adversely impact our business, the impact of integration and restructuring
programs as well as of any future acquisitions, general economic conditions including exchange rates, inflation and recession,
and more generally current expectations regarding performance in current and future periods. Forward looking statements
also include the (i) ability of the Company to have continued access to a variety of COVID-19 test types, and expectations
regarding COVID-19 test sales, demand and inventory levels, and

(ii) potential for the Company to distribute the COVID-19
vaccines and ancillary supplies.

Risk factors and uncertainties that could cause actual results to differ materially from current and historical results
include, but are not limited to: risks associated with COVID-19 and any variants thereof, as well as other disease outbreaks, epidemics, pandemics, or similar wide-spread public health concerns and other natural disasters; our dependence on third
parties for the manufacture and supply of our products; our ability to develop or acquire and maintain and protect new
products (particularly technology products) and technologies that achieve market acceptance with acceptable margins;
transitional challenges associated with acquisitions, dispositions and joint ventures, including the failure to achieve
anticipated synergies/benefits; legal, regulatory, compliance, cybersecurity, financial and tax risks associated with acquisitions, dispositions and joint ventures; certain provisions in our governing documents that may discourage third-party
acquisitions of us; adverse changes in supplier rebates or other purchasing incentives; risks related to the sale of corporate
brand products; effects of a highly competitive (including, without limitation, competition from third-party online commerce
sites) and consolidating market; the repeal or judicial prohibition on implementation of the Affordable Care Act; changes in
the health care industry; risks from expansion of customer purchasing power and multi-tiered costing structures; increases in
shipping costs for our products or other service issues with our third-party shippers;

general global and domestic
macroeconomic and political conditions, including inflation, deflation,

recession, fluctuations in energy pricing and the value
of the U.S. dollar as compared to foreign currencies and changes to other economic indicators, international trade agreements,
potential trade barriers and terrorism; failure to comply with existing and future regulatory requirements; risks associated
with the EU Medical Device Regulation; failure to comply with laws and regulations relating to health care fraud or other
laws and regulations; failure to comply with laws and regulations relating to the collection, storage and processing of
sensitive personal information or standards in electronic health records or transmissions; changes in tax legislation; risks
related to product liability, intellectual property and other claims; litigation risks; new or unanticipated litigation developments and the status of litigation matters; risks associated with customs policies or legislative import restrictions;
cyberattacks or other privacy or data security breaches; risks associated with our global operations; our dependence on our
senior management, employee hiring and retention, and our relationships with customers, suppliers and manufacturers; and
disruptions in financial markets. The order in which these factors appear should not be construed to indicate their relative
importance or priority.

We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict.

Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual
results. We undertake no duty and have no obligation to update forward-looking statements except as required by law.
Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated
Statements of Income prepared under generally accepted accounting principles (GAAP). These non-GAAP financial
measures adjust the Company’s actual results prepared under GAAP to exclude certain items. In the schedules attached to the
press release, the non-GAAP measures have been reconciled to and should be considered together with the Consolidated
Statements of Income. Management believes that non-GAAP

financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where
certain items may vary independent of business performance and allow for greater transparency with respect to key metrics
used by management in operating our business. The impact of certain items that are excluded include integration and
restructuring costs, and amortization of acquisition-related assets,

because the amount and timing of such charges are
significantly impacted by the timing, size, number and nature of the acquisitions we consummate and occur on an

more
unpredictable basis. These non-GAAP financial measures are presented solely for informational and comparative purposes
and should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.
CONTACTS:

Investors
Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 843-5500
Graham Stanley
Vice President, Investor Relations and Strategic Financial Project Officer
graham.stanley@henryschein.com
(631) 843-5500

Media
Ann Marie Gothard
Vice President, Global Corporate Media Relations
annmarie.gothard@henryschein.com
(631) 390-8169
(TABLES TO FOLLOW)

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF INCOME
(in millions,

except share and per share data)
(unaudited)
Three Months Ended Six Months Ended
July 1, June 25, July 1, June 25,
2023 2022 2023 2022
Net sales

$ 3,100 $ 3,030 $ 6,160 $ 6,209
Cost of sales

2,125 2,085 4,219 4,291
Gross profit

975 945 1,941 1,918
Operating expenses:
Selling, general and administrative

707 680 1,424 1,362
Depreciation and amortization 49 45 93 92
Restructuring costs 18 - 48 -
Operating income 201 220 376 464
Other income (expense):
Interest income

3 2 6 4
Interest expense

(19) (8) (33) (15)
Other, net

1 - - -
Income before taxes, equity in earnings of affiliates and
noncontrolling interests
186 214 349 453
Income taxes (41) (52) (80) (109)
Equity in earnings of affiliates

3 5 7 9
Net income 148 167 276 353
Less: Net income attributable to noncontrolling interests

(8) (7) (15) (12)
Net income attributable to Henry Schein, Inc. $ 140 $ 160 $ 261 $ 341
Earnings per share attributable to Henry Schein, Inc.:
Basic

$ 1.07 $ 1.17 $ 1.99 $ 2.49
Diluted

$ 1.06 $ 1.16 $ 1.97 $ 2.46
Weighted-average common

shares outstanding:
Basic

130,905,899 137,350,488 131,136,450 137,323,076
Diluted

131,873,174 138,869,064 132,465,749 139,055,205
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

BALANCE SHEETS
(in millions, except share data)
July 1, December 31,
2023 2022
(unaudited)
ASSETS
Current assets:
Cash and cash equivalents

$ 137 $ 117
Accounts receivable, net of allowance for credit losses of $70 and $65 1,468 1,442
Inventories, net 1,843 1,963
Prepaid expenses and other

463 466
Total current assets

3,911 3,988
Property and equipment, net

439 383
Operating lease right-of-use assets 290 284
Goodwill

3,335 2,893
Other intangibles, net

678 587
Investments and other 493 472
Total assets

$ 9,146 $ 8,607
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND
STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable

$ 817 $ 1,004
Bank credit lines

325 103
Current maturities of long-term debt

66 6
Operating lease liabilities 74 73
Accrued expenses:
Payroll and related

275 314
Taxes

129 132
Other

590 592
Total current liabilities

2,276 2,224
Long-term debt

1,133 1,040
Deferred income taxes

50 36
Operating lease liabilities 284 275
Other liabilities

397 361
Total liabilities

4,140 3,936
Redeemable noncontrolling interests

820 576
Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none outstanding - -
Common stock, $0.01 par value, 480,000,000 shares authorized,
130,576,806 outstanding on July 1, 2023 and
131,792,817 outstanding on December 31, 2022 1 1
Additional paid-in capital - -
Retained earnings

3,769 3,678
Accumulated other comprehensive loss

(210) (233)
Total Henry Schein, Inc. stockholders' equity 3,560 3,446
Noncontrolling interests 626 649
Total stockholders' equity

4,186 4,095
Total liabilities, redeemable noncontrolling

interests and stockholders' equity
$ 9,146 $ 8,607

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF CASH FLOWS
(in millions)

(unaudited)
Three Months Ended Six Months Ended
July 1, June 25, July 1, June 25,
2023 2022 2023 2022
Cash flows from operating activities:
Net income $ 148 $ 167 $ 276 $ 353
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization

59 53 111 108
Non-cash restructuring charges 3 - 10 -
Stock-based compensation expense 14 15 24 27
Provision for (benefit from) losses on trade and other accounts receivable

1 (1) 2 -
Benefit from deferred income taxes (5) (12) (3) (15)
Equity in earnings of affiliates (3) (5) (7) (9)
Distributions from equity affiliates

7 6 9 10
Changes in unrecognized tax benefits 2 (5) 3 (1)
Other

(8) (6) (9) (13)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable

38 5 18 21
Inventories

100 13 163 4
Other current assets

(30) (63) (1) (37)
Accounts payable and accrued expenses

(52) (10) (295) (198)
Net cash provided by operating activities 274 157 301 250
Cash flows from investing activities:
Purchases of fixed assets

(37) (24) (68) (43)
Payments related to equity investments and business acquisitions, net of cash acquired

(250) (2) (251) (7)
Proceeds from loan to affiliate 1 2 3 6
Other

(15) (8) (24) (15)
Net cash used in investing activities

(301) (32) (340) (59)
Cash flows from financing activities:
Net change in bank borrowings

86 - 218 30
Proceeds from issuance of long-term debt

377 - 408 -
Principal payments for long-term debt

(365) (4) (366) (57)
Proceeds from issuance of stock upon exercise of stock options

- - 1 2
Payments for repurchases and retirement of common stock

(50) (110) (150) (110)
Payments for taxes related to shares withheld for employee taxes (3) (3) (33) (29)
Distributions to noncontrolling shareholders (2) (7) (6) (12)
Acquisitions of noncontrolling interests in subsidiaries

(5) (9) (13) (19)
Net cash provided by (used in) financing activities 38 (133) 59 (195)
Effect of exchange rate changes on cash and cash equivalents - (10) - (6)
Net change in cash and cash equivalents 11 (18) 20 (10)
Cash and cash equivalents, beginning of period

126 126 117 118
Cash and cash equivalents, end of period

$ 137 $ 108 $ 137 $ 108

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Exhibit A - Second Quarter Sales
Henry Schein, Inc.
2023 Second Quarter
Sales Summary
(in millions)
(unaudited)
Q2 2023 over Q2 2022
Local Currency Growth
Global Q2 2023 Q2 2022
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 1,514 $ 1,442 0.7% 4.8% 5.5% -0.6% 4.9%
Dental Equipment 443 411 6.4% 2.0% 8.4% -0.4% 8.0%
Total Dental 1,957 1,853 2.0% 4.2% 6.2% -0.6% 5.6%
Medical 950 996 -5.3% 0.8% -4.5% -0.1% -4.6%
Total Health Care Distribution 2,907 2,849 -0.6% 3.0% 2.4% -0.3% 2.1%
Technology and Value

-Added Services
193 181 5.5% 1.5% 7.0% -0.3% 6.7%
Total Global $ 3,100 $ 3,030 -0.2% 2.9% 2.7% -0.4% 2.3%
Local Currency Growth
North America Q2 2023 Q2 2022
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 897 $ 881 0.0% 2.3% 2.3% -0.5% 1.8%
Dental Equipment 272 243 9.8% 3.3% 13.1% -0.8% 12.3%
Total Dental 1,169 1,124 2.1% 2.5% 4.6% -0.5% 4.1%
Medical 925 977 -5.3% 0.0% -5.3% 0.0% -5.3%
Total Health Care Distribution 2,094 2,101 -1.4% 1.4% 0.0% -0.3% -0.3%
Technology and Value

-Added Services
168 158 4.5% 1.7% 6.2% -0.2% 6.0%
Total North America $ 2,262 $ 2,259 -0.9% 1.3% 0.4% -0.2% 0.2%
Local Currency Growth
International Q2 2023 Q2 2022
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 617 $ 561 1.9% 8.7% 10.6% -0.7% 9.9%
Dental Equipment 171 168 1.6% 0.0% 1.6% 0.1% 1.7%
Total Dental 788 729 1.8% 6.7% 8.5% -0.5% 8.0%
Medical 25 19 -5.4% 40.6% 35.2% -1.5% 33.7%
Total Health Care Distribution 813 748 1.7% 7.5% 9.2% -0.6% 8.6%
Technology and Value

-Added Services
25 23 12.7% 0.0% 12.7% -1.7% 11.0%
Total International $ 838 $ 771 2.0% 7.3% 9.3% -0.6% 8.7%
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

more
Exhibit A - Year

-to-Date Sales
Henry Schein, Inc.
2023 Second Quarter Year

-to-Date
Sales Summary
(in millions)
(unaudited)
Q2 2023 Year

-to Date over Q2 2022 Year

-to-Date
Local Currency Growth
Global Q2 2023 Q2 2022
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 3,001 $ 2,870 2.4% 3.6% 6.0% -1.5% 4.5%
Dental Equipment 854 811 5.2% 1.7% 6.9% -1.5% 5.4%
Total Dental 3,855 3,681 3.0% 3.2% 6.2% -1.5% 4.7%
Medical 1,921 2,168 -11.7% 0.4% -11.3% -0.1% -11.4%
Total Health Care Distribution 5,776 5,849 -2.5% 2.2% -0.3% -0.9% -1.2%
Technology and Value

-Added Services
384 360 6.0% 1.5% 7.5% -0.8% 6.7%
Total Global $ 6,160 $ 6,209 -2.0% 2.2% 0.2% -1.0% -0.8%
Local Currency Growth
North America Q2 2023 Q2 2022
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 1,793 $ 1,749 0.6% 2.5% 3.1% -0.6% 2.5%
Dental Equipment 520 480 6.2% 3.0% 9.2% -0.9% 8.3%
Total Dental 2,313 2,229 1.8% 2.6% 4.4% -0.6% 3.8%
Medical 1,876 2,127 -11.8% 0.0% -11.8% 0.0% -11.8%
Total Health Care Distribution 4,189 4,356 -4.8% 1.3% -3.5% -0.3% -3.8%
Technology and Value

-Added Services
334 314 5.0% 1.7% 6.7% -0.1% 6.6%
Total North America $ 4,523 $ 4,670 -4.2% 1.4% -2.8% -0.3% -3.1%
Local Currency Growth
International Q2 2023 Q2 2022
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 1,208 $ 1,121 5.0% 5.6% 10.6% -2.9% 7.7%
Dental Equipment 334 331 3.7% 0.0% 3.7% -2.5% 1.2%
Total Dental 1,542 1,452 4.7% 4.3% 9.0% -2.8% 6.2%
Medical 45 41 -5.9% 18.7% 12.8% -3.6% 9.2%
Total Health Care Distribution 1,587 1,493 4.4% 4.7% 9.1% -2.8% 6.3%
Technology and Value

-Added Services
50 46 13.1% 0.0% 13.1% -5.1% 8.0%
Total International $ 1,637 $ 1,539 4.7% 4.6% 9.3% -3.0% 6.3%
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

more
Exhibit B
Henry Schein, Inc.
2023 Second Quarter
Reconciliation of reported GAAP net income and diluted EPS attributable to

Henry Schein, Inc.
to non-GAAP net income and diluted EPS attributable to Henry Schein,

Inc.
(in millions, except per share data)
(unaudited)
Second Quarter
Year

-to-Date
% %
2023 2022 Growth 2023 2022 Growth
Net income attributable to Henry Schein, Inc. $ 140 $ 160 (13.3) % $ 261 $ 341 (23.6) %
Diluted EPS attributable to Henry Schein, Inc. $ 1.06 $ 1.16 (8.6) % $ 1.97 $ 2.46 (19.9) %
Non-GAAP Adjustments
Restructuring costs, net of tax

(1)
$ 13 $ - $ 34 $ -
Acquisition intangible amortization, net of tax (2) 20 19 39 39
Non-GAAP adjustments to net income $ 33 $ 19 $ 73 $ 39
Non-GAAP adjustments to diluted EPS

0.25 0.14 0.55 0.28
Non-GAAP net income attributable to Henry Schein, Inc. $ 173 $ 179 (4.1) % $ 334 $ 380 (12.3) %
Non-GAAP diluted EPS attributable to Henry Schein, Inc. $ 1.31 $ 1.30 0.8% $ 2.52 $ 2.74 (8.0) %
Management believes that non-GAAP financial measures

provide investors with useful supplemental information

about the financial
performance of our business, enable comparison of financial results between periods where certain items may

vary independent of
business performance and allow for greater transparency

with respect to key metrics used by management

in operating our business.
These non-GAAP financial measures are

presented solely for informational and comparative

purposes and should not be regarded

as a
replacement for corresponding,

similarly captioned, GAAP measures.

Net income growth rates are

based on actual values and may not
recalculate due to rounding.

Amounts may not sum due to rounding.
(1)

Restructuring Costs
The following table presents details of our restructuring costs:
Second Quarter
Year

-to-Date
2023 2022 2023 2022
Restructuring costs - pre-tax, as reported $ 18 $ - $ 48 $ -
Income tax benefit (4) - (12) -
Amount attributable to noncontrolling interests (1) - (2) -
Restructuring costs, net $ 13 $ - $ 34 $ -
Q2 2023 restructuring costs primarily consisted of employee severance and costs related to the exit of facilities.
(2)

Acquisition Intangible Amortization
The following table presents details of amortization of acquired intangible assets:
Second Quarter
Year

-to-Date
2023 2022 2023 2022
Acquisition intangible amortization - pre-tax, as reported $ 34 $ 31 $ 64 $ 63
Income tax benefit (9) (8) (16) (16)
Amount attributable to noncontrolling interests (5) (4) (9) (8)
Acquisition intangible amortization, net $ 20 $ 19 $ 39 $ 39

###
Exhibit C
Henry Schein, Inc.
2023 Second Quarter
Acquisition Expenses and Acquisition-Related Adjustments
(in millions, except per share data)
(unaudited)
Q2 2023 YTD 2023
Operating
Income EPS
Operating
Income EPS
Acquisition Expenses* $ (6) $ (0.04) $ (13) $ (0.08)
Acquisition-Related Fair Value

Adjustments**
16 0.09 16 0.09
$ 10 $ 0.05 $ 3 $ 0.01
Q2 2022 YTD 2022
Operating
Income EPS
Operating
Income EPS
Acquisition Expenses* $ (2) $ (0.01) $ (3) $ (0.02)
Acquisition-Related Fair Value

Adjustments**
2 0.01 3 0.02
$ - $ - $ - $ -
* Acquisition expenses include direct costs of acquisitions (primarily third-party professional fees).
** Net acquisition-related fair value adjustments include remeasurement gain resulting from the purchase of a controlling interest of a previously held equity investment, impact from non-cash step-up inventory adjustments and fair value adjustments to contingent
considerations.